Putnam
Tax-Free
High Yield
Fund

SEMIANNUAL REPORT

January 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "[Putnam Tax-Free High Yield Fund's] search for value-priced bonds has always been the engine behind its respectable income returns."

                           -- Morningstar Mutual Funds, October 11, 1996

* Morningstar, Inc., an independent rating agency, awarded the fund's class B shares its highest rating of 5 stars for overall performance out of the 1,170 in the municipal bond category based on 3-, 5-, and 10-year returns as of January 31, 1997.*

CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

27 Financial statements

36 Results of February 6, 1997 shareholder meeting

*Morningstar ratings reflect risk adjusted performance through 1/31/97 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For the 5-, and 10-year performance, the fund received 5 stars. There were 586 and 259 funds rated. 10% of the funds in an investment category receive 5 stars. For the 1-year period ended 1/31/97, the fund received 2 stars out of 1,724 funds. Performance for other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The current economic environment's steadfast adherence to the status quo -- manageable growth, tolerable inflation, and relatively stable interest rates -- suits municipal bond investors just fine. After a year of uncertainty on all three counts, these investors finally have attained a sense of relative calm.

The result is a municipal bond market climate that contributed favorably to Putnam Tax-Free High Yield Fund's positive performance during the six months ended January 31, 1997. But it was not the only factor. Management of the portfolio's average duration also helped. Duration is a measure of a portfolio's sensitivity to changes in interest rates and, ultimately, bond prices. Effective management of duration is thus an important component of a bond portfolio's performance. In your fund's case, careful selection among industry sectors also plays a role, since many of the bonds in which it invests are used to finance industrial development projects and their fate rests in the hands of the underlying businesses.

In the following report, your fund's portfolio manager discusses fiscal 1997 performance so far and prospects for the remainder of the year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
March 19, 1997



Report from the Fund Manager
Triet M. Nguyen

As Putnam Tax-Free High Yield Fund reached the midpoint of its 1997 fiscal year, investors' apprehensions about the economy relaxed into a mood of guarded optimism. Although inflationary fears have proved groundless thus far, the economy continues to grow at a healthy pace. As interest rates moved slightly lower, bond prices, for the most part, moved up -- and your fund has been well positioned to take advantage of this improving environment.

Performance at net asset value for all three share classes was closely in line with the fund's market benchmark, the Lehman Brothers Municipal Bond Index. Returns were 4.39%, 4.12%, and 4.31% for class A, class B, and class M shares, respectively, compared with 4.16% for the index. At public offering price, class A and class M shares returned -0.56% and 0.93%, respectively, while class B shares returned -0.88% after the maximum contingent deferred sales charge. Please see pages 9 and 10 for longer-term and comparative performance information.

* POSITIVE ECONOMIC AND TECHNICAL FACTORS HELP SUPPORT PERFORMANCE

The combination of low interest rates and steady yet controlled economic growth has created a positive scenario for fixed-income markets as well as equity markets. Although they faltered somewhat in December and January, bond prices generally rallied over the semiannual period. Nevertheless, early uncertainty about the direction of interest rates and the booming stock market kept many investors away from the municipal bond market.

Under normal conditions, this lack of investor interest might have had a negative influence on bond prices. However, November and December were marked by high levels of bond calls and redemptions. The resulting cash became available for reinvestment in municipal securities, which created a modest increase in demand, and helped offset any negative effect.

* DURATION AND QUALITY REMAIN DEFENSIVE

Our strategy in this environment has been moderately defensive. Anticipating stable to slightly lower interest rates, we kept the fund's duration in the 6.5- to 7-year range, which is neither particularly aggressive nor conservative. Duration, measured in years, indicates a portfolio's sensitivity to interest-rate changes. A longer duration can mean a more volatile net asset value if rates change -- but also one more likely to appreciate if rates decline. Since interest rates fluctuated throughout the period but ended slightly lower, the fund's average-length duration first helped stabilize and then boosted the net asset value.

We also used what is known as a "barbell" strategy to determine the quality makeup of the fund's portfolio. This means we favored holdings with ratings at both ends of the credit-quality spectrum. We did this because the "spread," or difference, between Aaa and Baa bond yields is quite narrow at present, enabling us to upgrade the overall portfolio quality while continuing to seek high income through bonds with ratings of Ba or below.

* VALUE ENHANCED BY FOCUSING ON KEY SECTORS

As part of our goal to enhance value through sector selection, we have emphasized certain industries in the fund's portfolio. For example, many bond issuers in the transportation industry, especially airlines and airports, have posted record earnings. Also, when the economy performs well, so do travel-related businesses. These are among the reasons transportation sector bonds currently represent 15.1% of the fund's portfolio.

[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

Aaa                35.2%
Aa                  5.5%
A                  2.34%
Baa                17.2%
Ba                 17.7%
B                  13.9%
Caa                 1.9%
D                   0.2%
VMIG1 (short-term)  2.4%

Footnote reads:
*As a percentage of market value as of 1/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.



Denver International Airport bonds make up 3.4% of this allocation. Although the airport was initially plagued by construction delays and baggage system problems, our analysts considered these bonds fundamentally strong. Consequently, despite tremendous public scrutiny and a fair amount of bad press regarding the bonds, we have maintained a position in these bonds over the past five years. Now that airport revenues have become solid, we have been able to realize significant profits from these bonds.

The hospital and health-care sector also performed well over the period, reflecting the widespread consolidation now taking place in this industry. Hospitals throughout the country are merging in an attempt to lower medical costs and avoid unnecessary duplication of services. At the end of the period, 15.8% of the portfolio was invested within this sector.

Utility bond prices have been depressed in recent months, responding to fears that deregulation would reduce rates as it increased competition. However, as investors began to realize that the changes implied by deregulation cannot be implemented overnight, utility bond performance has shown signs of improvement.

In July, we reported that performance of our holdings in the forest products sector had dampened the fund's return. Paper prices were extremely high and demand was falling off. But we were optimistic that supply would eventually meet demand, and so we maintained our holdings. Unfortunately pricing has continued to be soft in this sector, although it has shown signs of stability in recent months. Forest products made up 7.8% of the portfolio at the end of the period.

We've recently established a position in Washington, DC, general obligation bonds. The District of Columbia's financial troubles have been highly publicized by the media, especially around the November elections. Furthermore, pressure has been put on President Clinton to help the city in which he resides, and consequently, the federal government has made promises of financial aid. We believe these bonds will provide attractive income with minimal credit risk. A key factor in our decision, in addition to the promised aid, is that Washington, DC, is the only municipal entity able to borrow from the U.S. Treasury.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care               15.8%
Transportation            15.1%
Utilities                 13.6%

Footnote reads:
*Based on net assets as of 1/31/97. Sector allocations will vary over time.

* LOOKING AHEAD, WE ARE CAUTIOUSLY OPTIMISTIC

As we move into 1997, we are positioning the fund for a quieter market environment but one that will need careful monitoring. With a strong economy and a Federal Reserve Board that isn't inclined to raise interest rates, we believe the municipal market should stay on a steadier course.

Despite the positive economic news, we are aware that strong economies don't last forever. As a precaution, we will continue to modestly upgrade the quality of the portfolio while yield spreads between the higher-rated and lower-rated credits remain narrow. Bonds with higher credit ratings are generally more resilient when the economy slows down. Another goal is to keep duration in a neutral range in order to help preserve the fund's relative stability of net asset value.

There may also be periods over the next year during which the supply of municipal bonds may exceed demand, putting pressure on bond prices. However, if the stock market's ascent should run out of steam, investors may develop a renewed interest in bonds. This could reverse the supply/demand scenario and return the status quo.

With municipal bond yields nearly as high as Treasury yields on a tax-equivalent basis, we believe your fund remains a good choice for long-term investors looking for high current income that is free from federal taxes.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/97, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield municipal bonds reflect a greater possibility that adverse changes in the economy or in the financial condition of their issuers may affect the issuer's ability to pay principal and interest on the bonds.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in high yield tax-exempt securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 1/31/97
                                Class A        Class B          Class M
(inception date)               (9/20/93)       (9/9/85)        (12/29/94)
                             NAV     POP     NAV    CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                    4.39%   -0.56%   4.12%  -0.88%    4.31%   0.93%
------------------------------------------------------------------------------
1 year                      2.81    -2.05    2.22   -2.62     2.57   -0.74
------------------------------------------------------------------------------
5 years                       --       --   39.22   37.22       --      --
Annual average                --       --    6.84    6.53       --      --
------------------------------------------------------------------------------
10 years                      --       --   92.60   92.60       --      --
Annual average                --       --    6.77    6.77       --      --
------------------------------------------------------------------------------
Life of class              16.12    10.65      --      --    20.23   16.33
Annual average              4.54     3.05      --      --     9.21    7.50
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/97
                                       Lehman Bros.        Consumer
                                 Municipal Bond Index     Price Index
------------------------------------------------------------------------------
6 months                                  4.16%              1.34%
------------------------------------------------------------------------------
1 year                                    3.85               3.04
------------------------------------------------------------------------------
5 years                                  42.12              15.21
Annual average                            7.28               2.87
------------------------------------------------------------------------------
10 years                                106.10              43.08
Annual average                            7.50               3.65
------------------------------------------------------------------------------
Life of class A                          18.22               9.65
Annual average                            5.14               2.77
------------------------------------------------------------------------------
Life of class M                          22.91               6.28
Annual average                           10.39               2.96
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1993. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)
                                Class A         Class B         Class M
(inception date)               (9/20/93)        (9/9/85)       (12/29/94)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                     4.64%  -0.33%   4.29%  -0.71%   4.48%   1.10%
------------------------------------------------------------------------------
1 year                       3.17   -1.72    2.50   -2.35    2.86   -0.47
------------------------------------------------------------------------------
5 years                        --      --   39.14   37.14      --      --
Annual average                 --      --    6.83    6.52      --      --
------------------------------------------------------------------------------
10 years                       --      --   95.48   95.48      --      --
Annual average                 --      --    6.93    6.93      --      --
------------------------------------------------------------------------------
Life of class               15.69   10.24      --      --   19.81   15.93
Annual average               4.54    3.02      --      --    9.41    7.63
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 1/31/97
                                     Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                  6              6                6
------------------------------------------------------------------------------
Income1                             $0.439772       $0.393326     $0.417871
------------------------------------------------------------------------------
Total                               $0.439772       $0.393326     $0.417871
------------------------------------------------------------------------------
Share value:                     NAV       POP      NAV      NAV      POP
------------------------------------------------------------------------------
7/31/96                       $14.05    $14.75   $14.05   $14.04   $14.51
------------------------------------------------------------------------------
1/31/97                        14.22     14.93    14.23    14.22    14.70
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2          6.04%     5.75%    5.39%    5.73%    5.55%
------------------------------------------------------------------------------
Taxable equivalent3            10.00      9.52     8.92     9.49     9.19
------------------------------------------------------------------------------
Current 30-day SEC yield4       6.00      5.71     5.33     5.69     5.50
------------------------------------------------------------------------------
Taxable equivalent3             9.93      9.45     8.82     9.42     9.11
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distribution and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Global Natural Resources Fund *
Health Sciences Trust
International Growth Fund +
International New Opportunities Fund
Investors Fund
New Opportunities Fund
OTC & Emerging Growth Fund [DBL. DAGGER]
Vista Fund
Voyager Fund
Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Growth and Income Fund II
International Growth and Income Fund
New Value Fund
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Diversified Income Trust II
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Intermediate U.S. Government
Income Fund
Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++
California Tax Exempt Money Market Fund
Money Market Fund
New York Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
CDs and savings accounts [2 DBL. DAGGERS]

               * Formerly Natural Resources Fund

               + Formerly Overseas Growth Fund

    [DBL. DAGGER] Formerly OTC Emerging Growth Fund

   [SECTION MARK] Not available in all states.

              ** Relative to above.

              ++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limit by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




Portfolio of investments owned
January 31, 1997 (Unaudited)

                            Key to Abbreviations
                            AMBAC      -- AMBAC Indemnity Corporation
                            COP        -- Certificate of Participation
                            FGIC       -- Financial Guaranty Insurance Company
                            FHA Insd.  -- Federal Housing Administration Insured
                            FNMA Coll. -- Federal National Mortgage Association Collateralized
                            FSA        -- Financial Security Assurance
                            GNMA Coll. -- Government National Mortgage Association Collateralized
                            G.O. Bonds -- General Obligation Bonds
                            IFB        -- Inverse Floating Rate Bonds
                            IF COP     -- Inverse Floating Rate Certificate of Participation
                            MBIA       -- Municipal Bond Investors Assurance Corporation
                            RAN        -- Revenue Anticipation Notes
                            UGRIC      -- United Guarantee Residential Insurance Company
                            VRDN       -- Variable Rate Demand Note

MUNICIPAL BONDS AND NOTES  (98.3%) *
PRINCIPAL AMOUNT                                                                 RATINGS**           VALUE

Alabama  (0.4%)
---------------------------------------------------------------------------------------------------------
   $ 5,000,000   Anniston, Indl. Dev. Rev. Bonds (Hoover Group Inc.),
                   8 1/2s, 9/1/10                                                B/P        $   5,112,500
     2,000,000   Jackson Cnty., Hlth. Care Auth. Hosp. Tax Antic.
                   Rev. Bonds, 7 7/8s, 5/1/19                                    Ba/P           2,150,000
                                                                                           --------------
                                                                                                7,262,500

Arizona  (1.5%)
---------------------------------------------------------------------------------------------------------
                 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                   (American West Airlines)
     6,818,890     Ser. A 95-1, 8.3s, 1/1/06                                     B/P            6,906,376
     2,105,263     Ser. B-95-2, 8.2s, 1/1/99                                     B/P            2,132,295
     3,960,000   Phoenix, Indl. Dev. Auth. Rev. Bonds (Christian
                   Care Retirement Apts.), Ser. A, 10 1/4s, 1/1/18               Aa/P           4,184,413
     3,625,000   Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa
                   Grande Regl. Med. Ctr.), Ser. B, 8 1/8s, 12/1/22              Ba/P           4,050,938
                 Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
     2,300,000     Ser. A, 8s, 6/1/11                                            Ba/P           2,469,625
     3,150,000     Ser. B, 7.05s, 6/1/16                                         Ba/P           3,488,625
     3,245,000     Ser. B, 6.7s, 6/1/17                                          Ba/P           3,614,119
    12,880,000   Tuscon & Pima Cnty., Indl. Dev. Auth. Rev. Bonds,
                   Ser. 83A, UGRIC, zero %, 12/1/14                              Aaa            4,459,700
                                                                                           --------------
                                                                                               31,306,091

California  (11.7%)
---------------------------------------------------------------------------------------------------------
     6,500,000   Alameda Cnty., COP (Santa Rita Jail), MBIA,
                   5s, 12/1/15                                                   Aaa            6,020,625
    14,440,000   CA Hlth. Fac. Auth. Rev. Bonds (Valley Presbyterian
                   Hosp.), Ser. A, 9s, 5/1/12                                    Ba/P          14,482,598
                 CA State Pub. Wks. Board Lease Rev. Bonds
     7,500,000     (CA State U.), Ser. A, AMBAC, 5 3/8s, 10/1/17                 Aaa            7,256,250
    16,065,000     (Dept. of Corrections-State Prisons), Ser. A,
                   AMBAC, 5s, 12/1/19                                            Aaa           14,840,030
     7,640,000   Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA,
                   5s, 10/1/24                                                   Aaa            6,961,950
     6,000,000   Corona, COP (Vista Hosp. Syst.), Ser. B,
                   9 1/2s, 7/1/20                                                B/P            6,337,500
    14,150,000   Foothill/Eastern, Trans. Corridor Agcy. Rev. Bonds
                   (CA Toll Rd.), Ser. A, 5s, 1/1/35                             Baa           12,009,813
                 Los Angeles Cnty., Metro. Trans. Auth.
                   Sales Tax Rev. Bonds
     5,000,000     Ser. 2, AMBAC, 5s, 7/1/25                                     Aaa            4,481,250
    17,000,000     FGIC, 5s, 7/1/21                                              Aaa           15,215,000
                 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
     5,700,000     (Air Canada), 8 3/4s, 10/1/14                                 Ba             6,255,750
     5,070,000     (United Airlines, Inc.), 6 7/8s, 11/15/12                     Baa            5,361,525
     5,000,000   Los Angeles, Wastewater Syst. IFB, FGIC, 6.735s,
                   11/1/06 (acquired 11/8/93, cost $5,417,200) [DBL. DAGGER]     Aaa            5,256,250
    10,000,000   Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                   Management), 7 7/8s, 12/1/13                                  Baa           10,512,500
                 Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                   Rev. Bonds (Heritage Point)
     3,130,000     Ser. B, 8 1/2s, 9/1/23                                        Baa/P          3,219,988
     5,100,000     Ser. A, 6 1/2s, 9/1/23                                        Baa/P          5,202,000
                 San Bernardino Cnty., COP (Med. Ctr. Fin.)
     5,000,000   Ser. A, MB                                                      Aaa            5,550,000
     8,000,000   MBIA, 5s,                                                       Aaa            7,120,000
    21,000,000   San Bernardino Cnty., IF COP (PA-100-Med.
                   Ctr. Fin.), MBIA, 8.225s, 8/1/28 (acquired 6/27/95,
                   cost $22,664,040) [DBL. DAGGER]                               Aaa/P         26,932,500
    10,000,000   San Diego, Regl. Bldg. Auth. Lease Rev. Bonds,
                   MBIA, 6.9s, 5/1/23                                            Aaa           10,112,500
     6,500,000   San Francisco, Bldg. Auth. Lease Rev. Bonds
                   (San Francisco Civic Ctr. Complex), Ser. A,
                   AMBAC, 5 1/4s, 12/1/16                                        Aaa            6,199,375
     5,650,000   Southern CA Pub. Pwr. Auth. IFB (Transmission),
                   7.812s, 7/1/12                                                AA             5,939,563
    14,200,000   Southern CA Pub. Pwr. Auth. Rev. Bonds, FGIC,
                   5.35s, 7/1/12                                                 Aaa           13,685,250
    19,100,000   Vallejo, COP (Marine World Foundation), 7.2s,
                   2/1/26                                                        Ba/P          19,123,875
    10,500,000   Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                         BBB           10,762,500
                 Valley Hlth. Syst. Hosp. Rev. Bonds
     5,000,000     6 1/2s, 5/15/25                                               BBB            5,012,500
     4,000,000     Ser. A, 6 1/2s, 5/15/15                                       BBB            4,040,000
                                                                                           --------------
                                                                                              237,891,092

Colorado (5.5%)
---------------------------------------------------------------------------------------------------------
    32,000,000   Arapahoe Cnty., Cap. Impt. Rev. Bonds, Ser. C,
                   zero %, 8/31/15                                               Baa            9,280,000
                 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                   Rev. Bonds, (Ser. E-470)
    13,000,000     7s, 8/31/26                                                   Baa           14,202,500
     5,025,000     6.9s, 8/31/15                                                 Baa            5,496,094
                 Denver City & Cnty., Arpt Rev. Bonds
    24,400,000     Ser. A, 8 3/4s, 11/15/23                                      Baa           28,822,500
    10,000,000     Ser. A, MBIA, 8 3/4s, 11/15/23                                Aaa           11,925,000
    12,750,000     Ser. A, MBIA, 8 1/2s, 11/15/23                                Aaa           14,694,375
     3,915,000     Ser. A, 7 1/4s, 11/15/25                                      Aaa            4,497,356
     8,000,000     Ser. D, MBIA, 7 3/4s, 11/15/13                                Aaa            9,810,000
     6,350,000   Douglas Cnty., School Distr. G.O. Bonds
                   (North Regl. 1, Douglas & Elebert Cntys.),
                   MBIA, 7s, 12/15/12                                            Aaa            7,445,375
    12,800,000   Jefferson Cnty., Single Fam. Mtge. Rev. Bonds,
                   Ser. A, MBIA, zero %, 3/1/16                                  Aaa            4,176,000
                                                                                           --------------
                                                                                              110,349,200

Connecticut (1.1%)
---------------------------------------------------------------------------------------------------------
     7,195,000   CT State Dev. Auth. 1st Mtge. Rev. Bonds
                   (East Hill Woods), 8 3/4s, 7/1/19 +                           Caa/P          4,317,000
                 CT State Dev. Auth. Hlth. Care Rev. Bonds
                   (Alzheimers Resource Ctr.), Ser. A
     6,500,000     10s, 8/15/21                                                  Aaa/P          8,076,250
     4,625,000     7 1/8s, 8/15/14                                               Ba/P           4,763,750
     5,500,000   CT State Hlth. & Ed. Fac. Auth. IFB (Yale U.),
                   7.845s, 6/10/30                                               Aaa            5,589,375
                                                                                           --------------
                                                                                               22,746,375

Delaware  (0.2%)
---------------------------------------------------------------------------------------------------------
     4,000,000   DE State Econ. Dev. Auth. Indl. VRDN
                   (City Waste Recvy.), Ser. A, 3.6s, 12/1/28                    VMIG1          4,000,000

District of Columbia  (2.2%)
---------------------------------------------------------------------------------------------------------
    26,000,000   DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                           Baa/P         26,357,500
                 DC Rev. Bonds
     4,400,000     (National Public Radio), 7.7s, 1/1/23                         Ba/P           4,581,500
     2,500,000     (National Public Radio), 7 5/8s, 1/1/18                       Ba/P           2,600,000
    10,500,000     7.3s, 1/1/13                                                  Baa/P         10,893,750
                                                                                           --------------
                                                                                               44,432,750

Florida  (2.8%)
---------------------------------------------------------------------------------------------------------
     9,260,000   Brevard Cnty., Hlth. Auth. Rev. Bonds
                   (Courtenay Springs Village), 7 3/4s, 11/15/24                 Ba/P           9,792,450
    24,000,000   Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                       B/P           26,700,000
     5,970,000   Hillsborough Cnty., Aviation Auth. Special Purpose
                   Fac. Rev. Bonds (U.S. Air Inc.), 8.6s, 1/15/22                B              6,522,225
     1,085,000   Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                   (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                         B/P            1,120,263
     2,250,000   Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                   MBIA, 8.958s, 10/29/21                                        Aaa            2,694,375
     5,000,000   Palm Beach Cnty., Student Hsg. Rev. Bonds
                   (Palm Beach Cmnty. College), Ser. A,
                    8 1/2s, 3/1/23                                               B/P            4,000,000
                 Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                   (FL Terminals Inc.), Ser. A
     3,125,000     7 3/4s, 5/1/21                                                Ba/P           3,160,156
     2,880,000     7 1/2s, 5/1/15                                                Ba/P           2,905,200
                                                                                           --------------
                                                                                               56,894,669

Georgia  (6.0%)
---------------------------------------------------------------------------------------------------------
     5,100,000   Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                   (Boise Cascade Corp.), 7s, 9/1/14                             Baa            5,457,000
     2,000,000   De Kalb Cnty., Hsg. Auth. Multi-Fam. Hsg. Adj. Rate
                   Rev. Bonds (Wood Hills Apt.), 3.5s, 12/1/07                   VMIG1          2,000,000
                 De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                   (Briarcliff Park Apts.)
     8,000,000     Ser. B, 10s, 4/1/17                                           B/P            8,330,000
     5,900,000     Ser. A, 7 1/2s, 4/1/17                                        Baa/P          6,113,875
     9,500,000   Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                   (Hoover Group Inc.), 8 1/2s, 12/1/05                          B/P            9,690,000
                 GA Muni. Elec. Auth. Pwr. Rev. Bonds
     5,000,000     Ser. EE, AMBAC, 7 1/4s, 1/1/24 #                              Aaa            6,193,750
     9,200,000     Ser. B, FSA, 6 3/8s, 1/1/16                                   Aaa           10,177,500
    21,500,000     Ser. Z, AMBAC, 5 1/2s, 1/1/12                                 Aaa           22,010,625
    21,500,000     Ser. Z, MBIA, 5 1/2s, 1/1/20                                  Aaa           21,553,750
     7,070,000   GA State G.O. Bonds, Ser. C, 6 1/2s, 4/1/10                     Aaa            7,962,588
                 Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                   Rev. Bonds (Visay Paper Inc.)
     3,875,000     7 1/2s, 1/1/26                                                Ba/P           4,039,688
    14,825,000     7.4s, 1/1/16                                                  Ba/P          15,455,063
     3,160,000   Savannah, Econ. Dev. Auth. Poll. Ctrl. Rev. Bonds
                   (Stone Container Corp.), 8 1/8s, 7/1/15                       B/P            3,483,900
                                                                                           --------------
                                                                                              122,467,739

Hawaii  (1.0%)
---------------------------------------------------------------------------------------------------------
                 HI State G.O. Bonds
     8,330,000     Ser. CM, FGIC, 6 1/2s, 12/1/16                                Aaa            9,464,963
     5,330,000     Ser. C, FGIC, 6 1/2s, 12/1/15                                 Aaa            6,036,225
     5,000,000     Ser. C, FGIC, 6 1/2s, 12/1/14                                 Aaa            5,675,000
                                                                                           --------------
                                                                                               21,176,188

Illinois  (1.4%)
---------------------------------------------------------------------------------------------------------
     5,000,000   Chicago, Gas Supply Rev. Bonds (Peoples Gas),
                   Ser. A, 6 7/8s, 3/1/15                                        Aa             5,437,500
       700,000   Chicago, O'Hare Intl. Aprt. VRDN (American
                   Airlines, Inc.), Ser. C, 3.65s, 12/1/17                       VMIG1            700,000
     2,170,000   Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18             Baa            2,443,963
     1,200,000   IL Dev. Auth. Rev. Bonds (Mercy Hsg. Corp.),
                   7s, 8/1/24                                                    Baa            1,257,000
     5,000,000   IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                   (Regency Park-Lincolnwood), Ser. A,
                   10 1/4s, 4/15/19 (In default) +                               D/P            3,650,000
                 IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                   Providers Fac.)
     2,685,000     8 1/4s, 8/1/12                                                Ba/P           2,792,400
     8,000,000     Ser. A, 7 7/8s, 7/1/20                                        Ba/P           7,850,000
     3,065,000     Ser. A, 7 1/2s, 3/1/14                                        Ba/P           3,034,350
       925,000     Ser. A, 7 1/4s, 3/1/04                                        Ba/P             940,031
                                                                                           --------------
                                                                                               28,105,244

Indiana  (2.7%)
---------------------------------------------------------------------------------------------------------
                 East Chicago, Poll. Ctrl. Rev. Bonds
    12,000,000     (Inland Steel Co., Number 11), 7 1/8s, 6/1/07                 Ba            12,660,000
    11,000,000     (Inland Steel Co., Number 10), 6.8s, 6/1/13                   Ba            11,220,000
     7,116,005   Hammond, Indl. Port Auth. COP, 9.65s, 6/1/14                    Ba/P           7,694,180
    14,225,000   IN Dev. Fin. Auth. Poll. Ctrl. Rev. Bonds
                   (Inland Steel, No. 13), 7 1/4s, 11/1/11                       Ba            14,882,906
     2,325,000   Mishawaka, Ind. Dev. Rev. Bonds (Stone Container),
                   9 1/4s, 2/1/97                                                B/P            2,325,186
     4,500,000   Plainfield, Indl. Econ. Dev. Rev. Bonds
                   (Jorgensen Steel), 8 1/2s, 9/1/04                             B/P            4,803,750
     1,716,401   Westfield, Econ. Dev. Rev. Bonds (Westfield Village
                   Hlth. Care Ctr.), FHA Insd., 12s, 5/15/14                     A/P            1,945,971
                                                                                           --------------
                                                                                               55,531,993

Iowa  (1.2%)
---------------------------------------------------------------------------------------------------------
                 IA Fin. Auth. Hlth. Care Fac Rev. Bonds
                   (Care Initiatives)
    19,000,000     9 1/4s, 7/1/25                                                Ba/P          23,251,250
     1,500,000     9.15s, 7/1/09                                                 Ba/P           1,813,125
       215,000   Marion, 1st Mtge. Rev. Bonds (AHF/Kentucky
                   Iowa, Inc.), 10 1/4s, 1/1/20                                  B/P              223,063
                                                                                           --------------
                                                                                               25,287,438

Kentucky  (1.1%)
---------------------------------------------------------------------------------------------------------
     5,000,000   Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.), MBIA,
                   9.09s, 10/1/14                                                Aaa            5,487,500
    10,000,000   Kenton Cnty., Spec. Fac. Arpt. Rev. Bonds
                   (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                      Baa           10,825,000
     1,265,000   Lexington-Fayette Urban Cnty., Govt. 1st Mtge.
                   Rev. Bonds (AHF/Kentucky Iowa, Inc.),
                   10 1/4s, 1/1/20                                               B/P            1,312,438
     3,430,000   Muhlenberg Cnty., Hosp. Rev. Bonds
                   (Muhlenberg Cmnty. Hosp.), 9 1/2s, 8/1/10                     Aaa/P          3,768,713
                                                                                           --------------
                                                                                               21,393,651

Louisiana  (4.6%)
---------------------------------------------------------------------------------------------------------
     2,900,000   Beauregard Parish, Rev. Bonds
                   (Boise Cascade Corp.), 7 3/4s, 6/1/21                         Baa            3,164,625
     3,800,000   Hodge, Combined Util. Rev. Bonds
                   (Stone Container Corp.), 9s, 3/1/10                           B/P            4,104,000
                 LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
     2,391,110     (Emily Morten Foundation), 10 1/4s, 5/1/19                    B/P            2,543,544
     2,000,000     (St. James Place), 10s, 11/1/21                               B/P            2,200,000
    20,500,000   Lake Charles, Dist. Port Facs. Rev. Bonds
                   (Trunkline Co.), 7 3/4s, 8/15/22                              Baa           23,293,125
     7,000,000   Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co.), 7 1/2s, 7/1/13                       BB             7,498,750
     6,500,000   St. Charles Parish, Poll. Ctrl. Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                              Baa            7,068,750
    13,000,000   St. James Parish, Solid Waste Disp. Rev. Bonds
                   (Kaiser Aluminum), 7 3/4s, 8/1/22                             B/P           14,023,750
                 West Feliciana Parish, Poll. Ctrl. Rev. Bonds
                   (Gulf States Utils. Co.)
     6,000,000     8s, 12/1/24                                                   Baa            6,442,500
    19,000,000     7.7s, 12/1/14                                                 Ba            20,876,250
     1,600,000   West Felincia Parish, Poll. Ctrl. VRDN, 3.7s, 4/1/16            VMIG1          1,600,000
                                                                                           --------------
                                                                                               92,815,294

Maryland  (0.5%)
---------------------------------------------------------------------------------------------------------
     2,940,000   Denton, 1st Mtge. Rev. Bonds (Wesleyan Hlth.
                   Care Ctr.), 10 1/4s, 4/1/20                                   B/P            2,646,000
     6,250,000   Prince Georges Cnty., Poll. Ctrl. Rev. Bonds
                   (Potomac Electric), 5 3/4s, 3/15/10                           A              6,515,625
                                                                                           --------------
                                                                                                9,161,625

Massachusetts  (7.6%)
---------------------------------------------------------------------------------------------------------
     4,150,000   Agawam, Res. Recvy. Rev. Bonds (Springfield
                   Res. Recvy.), 8 1/2s, 12/1/08                                 BBB            4,313,427
    13,400,000   MA Bay Trans. Auth. Rev. Bonds (Gen. Trans. Sys.),
                   Ser. A, MBIA, 5 1/2s, 3/1/22                                  Aaa           13,065,000
    19,330,000   MA State G.O. Bonds, Ser. A, 6s, 11/1/11                        A             20,731,425
                 MA State Hlth. & Ed. Fac. Auth. IFB
     5,000,000     (St. Elizabeth Hosp.), Ser. E, FSA, 9.67s, 8/15/21            Aaa            5,687,500
     5,600,000     (Beth Israel Hosp.), AMBAC, 8.37s, 7/1/25                     Aaa            5,712,000
     2,000,000     (Boston U.), Ser. L, MBIA, 9.497s, 10/1/31                    Aaa            2,262,500
                 MA State Hlth. & Ed. Fac. Auth. Rev. Bonds
     3,250,000     (Summerfield Nursing Home), Ser. A,
                   9 1/2s, 7/1/14 +                                              Caa/P          2,112,500
     3,325,000     (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11              Baa/P          3,374,875
                 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA)
     4,000,000     Ser. B, 9 1/4s, 7/1/15                                        Ba/P           4,525,000
    30,225,000     Ser. A, 9s, 7/1/15                                            Ba/P          34,078,688
                 MA State Indl. Fin. Agcy. Rev. Bonds
     1,900,000     (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14             B/P            1,845,375
     5,900,000     (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14             B/P            5,730,375
     8,800,000     (Orchard Cove Inc.), 9s, 5/1/22                               Ba/P          10,747,000
     2,360,000     (Mass Tpk.,), 9s, 10/1/20                                     Aaa/P          2,755,300
     2,155,000     (Morton Hosp. & Med. Ctr.), Ser. A,
                   8 3/4s, 7/1/11                                                Aaa            2,367,806
     3,000,000     (Emerson College), 8 1/4s, 1/1/17                             Ba/P           3,266,250
     7,500,000     (Molten Metal Tech.), 8 1/4s, 8/1/14                          B/P            7,996,875
     5,000,000     (Evanswood Bethzatha Corp.), 8s, 1/15/18                      B/P            5,012,500
                 MA State Wtr. Res. Auth. Rev. Bonds
     7,500,000     Ser. C, MBIA, 5 1/4s, 12/1/15                                 Aaa            7,387,500
     8,500,000     Ser. B, MBIA, 5s, 3/1/22                                      Aaa            7,596,875
     3,965,000   Worcester, Mtge. Rev. Bonds (Briarwood Issue),
                   9 1/4s, 12/1/22                                               Ba/P           4,311,938
                                                                                           --------------
                                                                                              154,880,709

Michigan  (5.4%)
---------------------------------------------------------------------------------------------------------
     2,562,000   Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                   (Glacier Hills Inc.), 8 3/8s, 1/15/19                         B/P            2,626,050
    18,587,000   Detroit, Hosp. Fac. Fin. Auth. Rev. Bonds
                   (MI Hlth. Care Corp.), 10s, 12/1/20 (In default)+             Caa            3,624,465
    20,630,000   Detroit, Local Dev. Fin. Auth. Tax Increment
                   Rev. Bonds, Ser. A, 8.72s, 5/1/21                             Baa/P         25,349,113
     5,790,000   Highland Park, Hosp. Fin. Auth. Fac. Rev. Bonds
                   (MI Hlth. Care Corp.), Ser. A, 9 7/8s, 12/1/19
                   (Chapter 11) +                                                Caa            1,129,050
    10,740,000   MI State Hosp. Fin. Auth. Adj. Rate Rev. Bonds
                   (Detroit-Macomb Hosp. Corp.), Ser. A,
                   7.4s, 6/1/13                                                  BB            10,780,275
     5,000,000   MI State Hosp. Fin. Auth. Rev. Bonds
                   (Detroit-Macomb Hosp. Corp), Ser. A, 7s, 6/1/15               BB             4,962,500
                 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
     5,800,000     (Mercy Svcs. for Aging), 9.4s, 5/15/20                        Baa/P          6,481,500
       910,000     (MI Hlth. Care Corp.), 9.1s, 12/1/14 (In default) +           Caa              177,450
    15,500,000     (Blue Wtr. Fiber), 8s, 1/1/12                                 Caa/P         11,237,500
    15,000,000     (Detroit Edison Co. Coll- AA), MBIA, 6.4s, 9/1/25             Aaa           15,843,750
    19,500,000   Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                   (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                        B/P           21,303,750
     5,390,000   Waterford, Econ. Dev. Corp. Rev. Bonds
                   (Canterbury Hlth. Care), 8 3/8s, 7/1/23                       Ba/P           5,699,925
                                                                                           --------------
                                                                                              109,215,328

Minnesota  (1.3%)
---------------------------------------------------------------------------------------------------------
     2,920,000   Chaska, Indl. Dev. Rev. Bonds
                   (Lifecore Biomedical Inc.), 10 1/4s, 9/1/20                   Ba/P           3,328,800
     3,800,000   Duluth, Tax Increment VRDN (Lake Superior Paper),
                   3.55s, 9/1/10                                                 VMIG1          3,800,000
     5,000,000   Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                   7.2s, 10/1/24                                                 Baa            5,437,500
                 Minneapolis, Cmnty. Dev. Agcy. Multi-Fam. Hsg.
                   Rev. Bonds (Lindsay Bros.)
     1,790,000     Ser. A, 9 1/2s, 12/1/07                                       B/P            1,836,988
     1,200,000     Ser. B, 1 1/2s, 12/1/07                                       B/P              439,500
     8,125,000   MN State G.O. Bonds, 5s, 11/1/00                                Aaa            8,358,594
     3,200,000   Shakopee, Multi-Fam. Rev. Bonds (Riva Ridge Apts.),
                   8 1/2s, 12/1/08                                               B/P            3,200,000
                                                                                           --------------
                                                                                               26,401,382

Mississippi  (1.1%)
---------------------------------------------------------------------------------------------------------
                 Claiborne Cnty., Poll. Ctrl. Rev. Bonds
                   (Middle South Energy, Inc.)
     4,500,000     Ser. C, 9 7/8s, 12/1/14                                       Ba             4,966,875
    10,000,000     Ser. A, 9 1/2s, 12/1/13                                       Ba            10,975,000
     2,250,000   Lee Cnty., Indl. Rev. Bonds (Great Southern
                   Box Co. Inc.), 9.55s, 5/1/97                                  B/P            2,268,675
     4,000,000   MS Hosp. Equip. & Fac. Auth. Rev. Bonds
                   (MS Methodist Hosp & Rehab.), Ser. 1,
                   9 3/8s, 5/1/12                                                Ba             4,380,000
                                                                                           --------------
                                                                                               22,590,550

Montana  (1.7%)
---------------------------------------------------------------------------------------------------------
     3,000,000   Missoula Cnty., Rev. Bonds (Cmnty. Med. Ctr. Inc.),
                   Ser. B, 9s, 6/1/18                                            BBB            3,255,000
    27,700,000   MT State Hlth. Fac. Auth. Hosp. Fac. Rev. Bonds,
                   AMBAC, 5.2s, 2/25/25                                          Aaa           25,795,625
     5,825,000   MT State Hlth. Fac. Auth. Rev. Bonds
                   (Cmnty. Med. Ctr. Inc.), 6 3/8s, 6/1/18                       BBB            5,766,750
                                                                                           --------------
                                                                                               34,817,375

Nebraska  (1.3%)
---------------------------------------------------------------------------------------------------------
     2,000,000   NE Investment Fin. Auth. Hosp. IFB, MBIA,
                   9.396s, 12/8/16                                               Aaa            2,292,500
    12,100,000   NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                   Ser. D, GNMA Coll., 7.949s, 3/24/26                           Aaa           11,797,500
    12,000,000   Omaha, Pub. Pwr. Dist. Elec. Rev. Bonds,
                   5 1/2s, 2/1/14                                                Aa            12,060,000
                                                                                           --------------
                                                                                               26,150,000

New Hampshire  (1.6%)
---------------------------------------------------------------------------------------------------------
                 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
     2,850,000     (Havenwood-Heritage Heights), 9 3/4s, 12/1/19                 Aaa/P          3,334,500
     2,395,000     (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                        Baa/P          2,604,563
     9,000,000     (1st Mtge. Rivermead Peterborough),
                   8 1/2s, 7/1/24                                                B/P            9,663,750
     5,900,000     (Heritage Heights), 7.35s, 1/1/18                             Aaa/P          5,848,375
     6,750,000     (Wentworth-Douglass Hosp.), MBIA,
                   5 3/8s, 1/1/15                                                Aaa            6,555,938
     4,200,000   NH State Bus. Fin. Auth. Poll. Ctrl. & Solid Waste
                   Rev. Bonds (Crown Paper Co.), 7 3/4s, 1/1/22                  BB             4,415,250
                                                                                           --------------
                                                                                               32,422,376

New Jersey  (3.7%)
---------------------------------------------------------------------------------------------------------
     5,000,000   Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                   (acquired 4/12/94, cost $5,000,000) [DBL. DAGGER]             B/P            5,187,500
     7,000,000   NJ Econ. Dev. Auth. 1st Mtge. Rev. Bonds
                   (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                 B/P            7,236,250
                 NJ Econ. Dev. Auth. Rev. Bonds
     2,700,000     (Stolt Terminals), 10 1/2s, 1/15/18                           Ba/P           2,898,315
     4,700,000     (Holt Hauling Co.), Ser. D, 10 1/4s, 9/15/14                  B/P            4,867,790
    10,000,000     (Newark Arpt. Marriot Hotel), 7s, 10/1/14                     B/P           10,387,500
     5,000,000   NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                   (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                 Baa            5,668,750
     4,000,000   NJ State Hsg. & Mtge. Fin. Agcy. IFB, Ser. I, 8.376s,
                   11/1/07 (acquired from 2/11/93
                   to 8/24/95, cost $4,143,120) ++                               A              4,280,000
     5,450,000   NJ State Hwy. Auth. Rev. Bonds
                   (Garden State Pkwy.), 5.2s, 1/1/08                            Aa             5,477,250
                 NJ State Trans. Trust Fund Auth. Rev. Bonds
    10,000,000     (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                 Aaa           11,337,500
     6,250,000     (Trans. Syst.), Ser. A, MBIA, 5s, 6/15/15                     Aaa            5,914,063
     5,905,000   NJ Wastewtr. Treatment Rev. Bonds
                   (Wastewtr. Treatment), Ser. C, 6 7/8s, 6/15/08                Aa             6,849,800
     4,000,000   Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. IFB, MBIA,
                   8.954s, 10/1/29 (acquired 10/28/94,
                   cost $3,785680) [DBL. DAGGER]                                 Aaa            4,645,000
                                                                                           --------------
                                                                                               74,749,718

New York  (12.1%)
---------------------------------------------------------------------------------------------------------
    13,640,000   Metro. Trans. Auth. Rev. Bonds, Ser. A, MBIA,
                   6 1/4s, 4/1/12                                                Aaa           14,969,900
                 Metro. Trans. Auth. Svcs. Contract Rev. Bonds
     8,250,000     (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                         Baa            8,229,375
     4,000,000     (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                       Baa            3,990,000
     2,600,000   Nassau Cnty., Indl. Dev. Agcy. VRDN (Cold Spring
                   Harbor Lab), 3.6s, 7/1/19                                     VMIG1          2,600,000
                 NY City, G.O. Bonds, Ser. B
     5,000,000     5 7/8s, 8/15/16                                               Baa            4,843,750
     5,000,000     5 7/8s, 8/15/13                                               Baa            4,881,250
     3,100,000   NY City, Indl. Dev. Agcy. VRDN (Columbia
                   Grammar School), 3.4s, 6/30/14                                VMIG1          3,100,000
     9,000,000   NY City, Indl. Dev. Agcy. Rev. Bonds (Solid Waste
                   Disp-Visy Paper), 7.8s, 1/1/16                                Ba/P           9,731,250
                 NY City, Muni. Assistance Corp. Rev. Bonds
    10,000,000     Ser. G, 6s, 7/1/07                                            Aa            10,837,500
    10,000,000     Ser. E, 6s, 7/1/06                                            Aa            10,850,000
     5,000,000   NY City, Muni. Wtr. Fin. Auth. VRDN, Ser. G, FGIC,
                   3.65s, 6/15/24                                                VMIG1          5,000,000
     1,000,000   NY City, VRDN, Ser. D, FGIC, 3.45s, 2/1/21                      VMIG1          1,000,000
                 NY State Dorm. Auth. Rev. Bonds
    21,500,000     (Cons. City U.), Ser. A, MBIA, 5 3/4s, 7/1/13                 Aaa           22,252,500
     7,000,000     (U. Syst.), Ser. A, AMBAC, 5 3/4s, 7/1/09                     Aaa            7,350,000
    10,100,000     (City U.), Ser. F, 5s, 7/1/20                                 Baa            8,749,125
     2,300,000   NY State Energy Res. & Dev. Auth. Poll. Ctrl. VRDN
                   (Niagra Pwr. Corp.), Ser. B, 3.8s, 7/1/27                     VMIG1          2,300,000
     8,000,000   NY State Energy Res. & Dev. Auth. Poll. Ctrl. IFB,
                   FGIC, 10.33s, 7/1/29 (acquired 12/19/94,
                   cost $8,353,120) ++                                           Aaa            9,990,000
     5,000,000   NY State Env. Fac. Corp. Solid Waste Disp.
                   Rev. Bonds (Occidental Pete Corp.), Ser. A,
                   5.7s, 9/1/28                                                  Baa            4,668,750
     2,000,000   NY State Hsg. Fin. Agcy. VRDN (Normadie Court I),
                   3.45s, 5/15/15                                                VMIG1          2,000,000
                 NY State Local Govt. Assistance Corp. VRDN
     2,000,000     Ser. F, 3.4s, 4/1/25                                          VMIG1          2,000,000
     2,300,000     Ser. B, 3.4s, 4/1/23                                          VMIG1          2,300,000
                 NY State Local Govt. Assistance Corp. Rev. Bonds
     8,000,000     Ser. C, 5 1/2s, 4/1/17                                        A              7,900,000
     2,225,000     Ser. E, 5 1/4s, 4/1/16                                        A              2,133,219
     5,500,000   NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                   Ser. A, AMBAC, 6 1/2s, 8/15/29                                Aaa            5,912,500
     3,300,000   NY State Med. Care Fac. Fin. Agcy. VRDN
                   (Lenox Hill Hosp.), Ser. A, 3.45s, 11/1/08                    VMIG1          3,300,000
     9,750,000   NY State Pwr. Auth. Rev. Bonds, Ser. Z,
                   6 1/2s, 1/1/19                                                Aa            10,554,375
                 NY State Urban Dev. Corp. Rev. Bonds
     7,000,000     (State Fac.), 7 1/2s, 4/1/20                                  Aaa            7,918,750
    15,200,000     (Correctional Fac.), Ser. A, 5 1/4s, 1/1/21                   Baa           13,699,000
     6,150,000     (Correctional Fac.), Ser. A, FSA, 5 1/4s, 1/1/14              Aaa            5,980,875
                 Port Auth. NY & NJ G.O. Bonds
     6,890,000     Ser. 104, AMBAC, 5.2s, 7/15/13                                Aaa            6,726,363
     6,555,000     AMBAC, 5 1                                                    Aaa            6,391,125
     7,000,000   Port Auth. NY & NJ Rev. Bonds (Delta Airlines, Inc.),
                   Ser. 1R, 6.95s, 6/1/08                                        Baa            7,551,250
       800,000   Suffolk Cnty., Indl. Dev. Agcy. VRDN (Cold Spring
                   Harbor Lab), 3s, 7/1/23                                       VMIG1            800,000
     2,000,000   Suffolk Cnty., Wtr. Auth. RAN, 3.45s, 2/8/01                    VMIG1          2,000,000
    22,570,000   Triborough, Bridge & Tunnel Auth. Rev. Bonds,
                   Ser. B, 5.3s, 1/1/17                                          Aa            21,723,625
     1,000,000   Warren & Washington Cntys., Indl. Dev. Agcy.
                   VRDN (Decora Inc.), 3.65s, 11/1/04                            VMIG1          1,000,000
                                                                                           --------------
                                                                                              245,234,482

North Carolina  (1.8%)
---------------------------------------------------------------------------------------------------------
                 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
     4,000,000     Ser. B, MBIA, 7s, 1/1/08                                      Aaa            4,620,000
     9,250,000     Ser. A, MBIA, 6 1/2s, 1/1/18                                  Aaa           10,360,000
    14,940,000     Ser. B, MBIA, 6 1/8s, 1/1/09                                  Aaa           16,023,150
     5,000,000     Ser. C, MBIA, 5 1/2s, 1/1/07                                  Aaa            5,156,250
                                                                                           --------------
                                                                                               36,159,400

Ohio  (0.9%)
---------------------------------------------------------------------------------------------------------
     7,200,000   Dayton, Special Fac. Rev. Bonds (Emery Air Freight
                   Corp.), Ser. A, 12 1/2s, 10/1/09                              Ba             8,109,000
    14,315,000   Lucas Plaza, Hsg. Dev. Corp. Mtge. Rev. Bonds, FHA
                   Insd., zero %, 6/1/24                                         Aaa            2,469,338
     6,200,000   OH State Pub. Fac. Comm. Higher Ed. Cap.
                   Rev. Bonds, Ser. II-A, MBIA, 4 1/2s, 11/1/10                  Aaa            5,704,000
     1,800,000   Scioto Cnty., Hosp. VRDN (VHA Cent. Inc.
                   Cap. Asset), Ser. D, AMBAC, 3.4s, 12/1/25                     VMIG1          1,800,000
                                                                                           --------------
                                                                                               18,082,338

Oklahoma  (0.3%)
---------------------------------------------------------------------------------------------------------
     6,475,000   Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A,
                   MBIA, 6s, 10/1/11                                             Aaa            6,944,438

Pennsylvania  (4.8%)
---------------------------------------------------------------------------------------------------------
     6,025,000   Allegheny Cnty., Hosp. Dev. Auth. VRDN, Ser. D,
                   MBIA, 3.25s, 3/1/20                                           VMIG1          6,025,000
                 Allegheny Cnty., Indl. Dev. Auth. Arpt.
                   Special Fac. Rev. Bonds
     1,290,000     (U.S. Air, Inc.), Ser. A, 8 7/8s, 3/1/21                      B              1,420,613
     1,485,000     (Southwestern Arpt. Cargo Fac.), 8 3/4s, 2/15/09              Ba/P           1,562,963
     5,035,000     (U.S. Air, Inc.), Ser. B, 8 1/2s, 3/1/21                      B              5,418,919
                 Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                   Rev. Bonds (United Hosp. Inc.)
     3,745,000     8 1/2s, 11/1/17                                               AAA            3,951,649
     5,300,000     Ser. A, 8 3/8s, 11/1/11                                       AAA            5,962,500
     5,370,000   PA Convention Ctr. Auth. Rev. Bonds, Ser. A, FSA,
                   6 3/4s, 9/1/19                                                AAA            5,907,000
    28,000,000   PA Economic Dev. Fin. Auth. Recycling Rev. Bonds
                   (Ponderosa Fibres), Ser. A, 9 1/4s, 1/1/22                    B/P           25,410,000
     6,000,000   PA Econ. Dev. Fin. Auth. Res. Recvy. Rev. Bonds
                   (Colver Project), Ser. E, 8.05s, 12/1/15                      BBB            6,360,000
     4,800,000   PA Hsg. Fin. Agcy. IFB, 8.413s, 4/1/25                          Aa             4,812,000
     2,500,000   PA State Higher Ed. Assistance Agcy. Student Loan
                   IFB, AMBAC, 9.824s, 9/3/26                                    Aaa            2,831,250
                 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
     2,000,000     Ser. A, 6 1/4s, 7/1/13                                        Baa            1,957,500
     8,250,000     Ser. A&B, 7 1/4s, 7/1/18                                      Baa            8,641,875
     5,300,000   Philadelphia, Muni. Auth. Rev. Bonds (Justice Lease),
                   Ser. C, 8 5/8s, 11/15/16                                      Aaa            6,300,375
                 Philadelphia, Wtr. & Wastewtr. Rev. Bonds
     4,760,000     FGIC, 10s, 6/15/05                                            Aaa            6,336,750
     5,000,000     MBIA, 5 5/8s, 6/15/08                                         Aaa            5,187,500
                                                                                           --------------
                                                                                               98,085,894

Puerto Rico  (1.0%)
---------------------------------------------------------------------------------------------------------
     8,000,000   Cmnwlth. of PR, Rev. Bonds, MBIA, 5.642s, 7/1/08                Aaa            8,320,000
     3,305,000   Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                   Ser. Z, MBIA, 6 1/4s, 7/1/12                                  Aaa            3,618,975
     7,000,000   PR Pub. Bldgs. Auth. Hlth. Fac. Rev. Bonds, Ser. M,
                   AMBAC, 5 3/4s, 7/1/10                                         Aaa            7,385,000
                                                                                           --------------
                                                                                               19,323,975

South Carolina  (1.9%)
---------------------------------------------------------------------------------------------------------
    16,345,000   Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                   (Stone Container Corp.), 7 3/8s, 2/1/07                       Ba/P          17,100,956
                 Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
     1,750,000     Prerefunded, MBIA, 5 1/2s, 1/1/11                             AAA            1,793,750
     2,250,000     MBIA, 5 1/2s, 1/1/11                                          AAA            2,295,000
    10,355,000   SC Jobs Econ. Dev. Auth. Econ. Dev. Rev. Bonds
                   (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15            Baa           10,963,356
     5,000,000   Spartansburg Cnty., Hosp. Fac. IFB, FSA,
                   8.746s, 4/13/22                                               Aaa            5,462,500
                                                                                           --------------
                                                                                               37,615,562

Tennessee  (0.3%)
---------------------------------------------------------------------------------------------------------
    28,920,000   Metro. Nashville & Davidson Cnty., Hlth. & Ed. Fac.
                   Board Rev. Bonds (Volunteer Hlth. Care),
                   zero %, 6/1/21                                                Aaa            5,603,250

Texas  (2.9%)
---------------------------------------------------------------------------------------------------------
     5,040,000   Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                    Baa            5,392,800
     5,000,000   Amarillo, Hlth. Fac. Corp. Rev. Bonds (Sears
                   Panhandle Retirement), Ser. B, 7 3/4s, 8/15/26                Ba/P           4,975,000
     4,785,000   Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Heartway Corp.), Ser. A-1, 10 1/4s, 3/1/19 +                 Caa/P          3,349,500
     5,760,000   Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Nancy Travis Memorial Hosp.), 10s, 5/15/13                   B/P            6,285,600
    10,000,000   Dallas Cnty., G.O. Bonds (Flood Ctrl. Dist. #1),
                   zero %, 4/1/16                                                Ba/P           9,075,000
                 Harris Cnty., Single Fam. Hsg. Fin. Corp. Rev. Bonds
       805,000     Ser. 1983A, 10 3/8s, 7/15/14                                  Baa              805,394
       630,000     9 7/8s, 3/15/14                                               BB               630,536
                 Houston, Hsg. Fin. Corp. Single Fam. Mtge.
                   Rev. Bonds
     3,217,000     Ser. A, Verex Mtg. Ins., 10 7/8s, 2/15/16                     A              3,249,170
     1,945,000     10s, 9/15/14                                                  B              1,945,000
     2,000,000   Port Corpus Christi, Indl. Dev. Corp. Rev. Bonds
                   (Valero Refining & Marketing Co.), Ser. A,
                   10 1/4s, 6/1/17                                               Baa            2,095,140
    11,500,000   TX A&M U. Syst. Rev. Bonds, 5s, 5/15/12                         Aa            10,939,375
     8,000,000   TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                   Ser. C, GNMA Coll., FNMA Coll., 9.724s, 7/2/24                AAA            9,330,000
                                                                                           --------------
                                                                                               58,072,515

Utah  (0.5%)
---------------------------------------------------------------------------------------------------------
     5,000,000   Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                   MBIA, 6 1/4s, 2/15/23                                         Aaa            5,256,250
     5,000,000   Tooele Cnty., Hazardous Waste Disp. Rev. Bonds
                   (Laidlaw USPCI Incineration), Ser. A,
                   6 3/4s, 8/1/10                                                BBB            5,243,750
                                                                                           --------------
                                                                                               10,500,000

Virginia  (0.7%)
---------------------------------------------------------------------------------------------------------
     4,500,000   Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                   9.57s, 8/15/23                                                Aaa            5,388,750
     2,000,000   Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                   Hlth. Syst.), FSA, 7.944s, 8/23/27                            Aaa            2,110,000
       800,000   Henrico Cnty., Indl. Dev. Auth. VRDN, 3.4s, 5/1/24              VMIG1            800,000
     5,750,000   Hopewell, Indl. Dev. Rev. Bonds
                   (Stone Container Corp.), 8 1/4s, 6/1/16                       B/P            6,245,938
                                                                                           --------------
                                                                                               14,544,688

Washington  (2.3%)
---------------------------------------------------------------------------------------------------------
    29,000,000   Port Walla Walla, Pub. Corp. Solid Waste Recycling
                   Rev. Bonds (Ponderosa Fibres), 9 1/8s, 1/1/26                 B/P           26,535,000
     8,200,000   WA State Hsg. Fin. Comm. Single Fam. Mtge. IFB,
                   GNMA Coll., 10.061s, 12/1/17
                   (acquired 4/12/95, cost $9,225,000) ++                        AAA            8,784,250
                 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                   (Nuclear Project No. 3)
     4,000,000     Ser. C, MBIA, 7 1/2s, 7/1/08                                  Aaa            4,755,000
     5,000,000     Ser. B, MBIA, 7 1/8s, 7/1/16                                  Aaa            5,812,500
                                                                                           --------------
                                                                                               45,886,750

West Virginia  (0.7%)
---------------------------------------------------------------------------------------------------------
                 Marion Cnty., Cmnty. Solid Waste Disp. Fac. Rev. Bonds
                   (American Pwr. Paper Recycling)
    12,000,000   9s, 12/1/11 (acquired from 12/17/93
                   to 3/8/95, cost $11,850,760) [DBL. DAGGER] +                  Caa/P          6,000,000
    10,000,000   8 1/4s, 12/1/11 (acquired 12/17/93,
                   cost $10,000,000) [DBL. DAGGER] +                             Caa/P          5,000,000
     2,935,000   Preston Cnty., Bldg. Cmnty. Hosp. Rev. Bonds
                   (Preston Mem. Hosp. Corp.), Ser. B, 10s, 4/1/14               Ba/P           3,103,763
                                                                                           --------------
                                                                                               14,103,763

Wyoming  (0.5%)
---------------------------------------------------------------------------------------------------------
    10,000,000   Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                   (FMC Corp.), Ser. A, 7s, 6/1/24                               Baa           10,625,000
---------------------------------------------------------------------------------------------------------
                 Total Municipal Bonds and Notes
                   (cost $1,947,941,677)***                                                $1,992,831,342
---------------------------------------------------------------------------------------------------------

*  Percentages indicated are based on net assets of $2,027,343,341.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at January 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 1997. Securities rated by Putnam are indicated by /P and are not publicly rated.

   The table below shows the percentage of the fund's investment on January
   31, 1997 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam
   Management to be of comparable quality.

                  Unrated securities        Rated securities
                  as a percentage of       as a percentage of
    Rating         fund's net assets        fund's net assets
    ------        ------------------       -------------------
    AAA/Aaa              2.5%                     32.1%
    AA/Aa                0.2                       5.2
    A/A                  0.1                       2.2
    BBB/Baa              4.4                      14.7
    BB/Ba               12.7                       6.1
    B/B                 12.9                       0.8
    Caa/CCC              1.6                       0.2
    D                    0.2                       0.0
    A-1/VMIG1            0.0                       2.4
                        ----                      ----
                        34.6%                     63.7%

         *** The aggregate identified cost on a tax basis is $1,947,820,627, resulting in gross unrealized appreciation and depreciation of $97,342,846 and $52,332,131, respectively, or net unrealized appreciation of $45,010,715.

           +  Non-income-producing security.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 1997 was $76,075,500 or 3.75% of net assets.

           # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 1997. The market value of this security is $6,193,750 or 0.3% of net assets.

              The rate shown on Floating Rate Bonds and Floating Rate Notes are the current interest rates shown at January 31, 1997, which are subject to change based on the terms of the security.

              The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at January 31, 1997.

              The fund had the following industry group concentration greater than 10% at January 31, 1997 (as a percentage of net assets):

              Health care          15.8%
              Transportation       15.1
              Utilities            13.6

              The fund had the following insurance concentration greater than 10% at January 31, 1997 (as a percentage of net assets):

              MBIA                 17.1%


Futures Contracts Outstanding at January 31, 1997

                                        Aggregate
                                          Face        Expiration   Unrealized
                       Total Value        Value         Date       Depreciation
----------------------------------------------------------------------------------------
Muni Index Future
(Short)                $86,437,500    $86,326,094       Mar-97       $(111,406)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
January 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,947,941,677) (Note 1)                                            $1,992,831,342
---------------------------------------------------------------------------------------------------
Cash                                                                                     17,467,859
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           27,112,890
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   17,253,847
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            5,000,866
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,059,666,804

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                656,250
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     4,595,488
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         17,653,392
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                6,894,599
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                917,231
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  142,455
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                28,081
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  7,593
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,133,717
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      294,657
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        32,323,463
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,027,343,341

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $2,037,813,517
---------------------------------------------------------------------------------------------------
Distributions in excess net investment income (Note 1)                                   (1,194,738)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                   (54,053,697)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               44,778,259
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $2,027,343,341

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($583,466,658 divided by 41,017,136 shares)                                                  $14.22
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.22)*                                      $14.93
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,428,591,204 divided by 100,397,301 shares)**                                             $14.23
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,285,479 divided by 1,075,208 shares)                                                    $14.22
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.22)***                                    $14.70
---------------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended January 31, 1997 (Unaudited)

Tax exempt interest income:                                                            $69,765,892
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         5,430,190
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             721,206
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          50,541
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            11,296
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      561,104
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    6,131,168
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       32,001
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     79,125
--------------------------------------------------------------------------------------------------
Registration fees                                                                            6,206
--------------------------------------------------------------------------------------------------
Auditing                                                                                     9,733
--------------------------------------------------------------------------------------------------
Legal                                                                                       23,675
--------------------------------------------------------------------------------------------------
Postage                                                                                    224,792
--------------------------------------------------------------------------------------------------
Other                                                                                       71,648
--------------------------------------------------------------------------------------------------
Total expenses                                                                          13,352,685
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (272,934)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            13,079,751
--------------------------------------------------------------------------------------------------
Net investment income                                                                   56,686,141
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (8,279,964)
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts  (Notes 1 and 3)                                   (138,766)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                34,276,543
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 25,857,813
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $82,543,954
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                    Six months ended        Year ended
                                                                                          January 31           July 31
                                                                                                1997*             1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   56,686,141     $  113,667,354
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                  (8,418,730)        15,016,204
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                                34,276,543        (28,204,166)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     82,543,954        100,479,392
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                               (17,327,960)       (32,034,038)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                               (39,750,563)       (80,787,224)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                  (373,706)          (327,003)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        30,213,630         70,910,580
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             55,305,355         58,241,707
----------------------------------------------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,972,037,986      1,913,796,279
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $1,194,738 and $428,650,
respectively)                                                                        $2,027,343,341     $1,972,037,986
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                                             For the period
                                                                       Six months                         December 29, 1994
                                                                            ended                             (commencement
                                                                       January 31           Year ended    of operations) to
                                                                      (Unaudited)              July 31              July 31
                                                        -------------------------------------------------------------------
                                                                             1997                 1996                 1995
                                                       --------------------------------------------------------------------
                                                                                               Class M
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.04               $14.13               $13.43
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .42                  .84                  .58
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .18                 (.08)                 .70
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .60                  .76                 1.28
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.42)                (.85)                (.58)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investment                                           --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.42)                (.85)                (.58)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.22               $14.04               $14.13
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            4.31*                5.44                 9.69*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $15,285               $9,984               $2,331
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .58*                1.13                  .71*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.92*                5.87                 3.98*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      28.73*               67.70                60.41
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                       Six months
                                                                            ended
                                                                       January 31
                                                                       (Unaudited)                   Year ended July 31
                                                       --------------------------------------------------------------------
                                                                             1997                  1996                1995
                                                       --------------------------------------------------------------------
                                                                                                Class A
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.05               $14.14               $14.24
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .45                  .90                  .94
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .16                 (.10)                (.10)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .61                  .80                  .84
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.44)                (.89)                (.94)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investment                                           --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.44)                (.89)                (.94)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.22               $14.05               $14.14
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            4.39*                5.76                 6.24
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $583,467             $540,607             $474,984
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .43*                 .84                  .87
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     3.07*                6.27                 6.73
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      28.73*               67.70                60.41
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                   For the period
                                                               September 20, 1993           Six months
                                                                    (commencement                ended
                                                                of operations) to           January 31           Year ended
                                                                          July 31           (Unaudited)             July 31
                                                           ----------------------------------------------------------------
                                                                             1994                 1997                 1996
                                                           ----------------------------------------------------------------
                                                                           Class A                        Class B
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $15.34               $14.05               $14.14
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .83                  .41                  .80
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.98)                 .16                 (.09)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             (.15)                 .57                  .71
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.83)                (.39)                (.80)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.02)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investment                                         (.05)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                (.05)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.95)                (.39)                (.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.24               $14.23               $14.05
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            (.99)*               4.12*                5.08
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $361,593           $1,428,591           $1,421,448
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .71*                 .76*                1.50
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.58*                2.74*                5.62
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      44.41                28.73*               67.70
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                          Year ended July 31
                                                       --------------------------------------------------------------------
                                                                              1995                1994                 1993
                                                       --------------------------------------------------------------------
                                                                                                Class B
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.24               $15.01               $14.64
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .85                  .86                  .95
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.10)                (.65)                 .41
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .75                  .21                 1.36
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.85)                (.85)                (.95)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                            --                  (.03)                 --
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investment                                          --                  (.05)                (.04)
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                 --                  (.05)                 --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.85)                (.98)                (.99)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $14.14               $14.24               $15.01
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            5.54                 1.36                 9.68
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,436,481           $1,522,955           $1,501,535
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.51                 1.45                 1.38
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.10                 5.76                 6.39
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      60.41                44.41                52.29
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                       Year ended
                                                                          July 31
                                                           ----------------------
                                                                             1992
                                                           ----------------------
                                                                          Class B
---------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.79
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .99
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .94
---------------------------------------------------------------------------------
Total from investment operations                                             1.93
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income                                                   (.99)
---------------------------------------------------------------------------------
In excess of net investment income                                             --
---------------------------------------------------------------------------------
From net realized gain on investment                                         (.09)
---------------------------------------------------------------------------------
In excess of net realized gain on investments                                  --
---------------------------------------------------------------------------------
Total distributions                                                         (1.08)
---------------------------------------------------------------------------------
Net asset value, end of period                                             $14.64
---------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           14.60
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $1,015,866
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.45
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     7.03
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                      82.31
---------------------------------------------------------------------------------

   * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements.
     Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
January 31, 1997 (Unaudited)

Note 1
Significant accounting policies

The fund is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.



The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million; 0.45% of the next $5 billion; 0.425% of the next $5 billion; 0.405% of the next $5 billion; 0.39% of the next $5 billion and 0.38% of any excess over $21.5 billion. Prior to November 20, 1996 any amount over $1.5 billion was based on a rate of 0.45%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended January 31, 1997, fund expenses were reduced by $272,934 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,860 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended January 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $68,146 and $3,818 from the sale of class A and class M shares, respectively and $1,222,030 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended January 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $6,844 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended January 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $602,153,088 and $555,254,699, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Note 4
Capital shares

At January 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                        January 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,695,954     $137,378,900
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       622,363        8,817,072
------------------------------------------------------------
                                 10,318,317      146,195,972

Shares
repurchased                      (7,782,310)    (110,330,730)
------------------------------------------------------------
Net increase                      2,536,007      $35,865,242
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,029,114     $185,888,611
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,175,420       16,773,877
------------------------------------------------------------
                                 14,204,534      202,662,488

Shares
repurchased                      (9,324,390)    (132,743,846)
------------------------------------------------------------
Net increase                      4,880,144      $69,918,642
------------------------------------------------------------

                                        Six months ended
                                        January 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      11,354,229     $160,794,864
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,294,498       18,347,216
------------------------------------------------------------
                                 12,648,727      179,142,080

Shares
repurchased                     (13,401,986)    (189,944,801)
------------------------------------------------------------
Net (decrease)                     (753,259)   $ (10,802,721)
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      26,982,574     $385,197,664
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     2,654,941       37,899,226
------------------------------------------------------------
                                 29,637,515      423,096,890

Shares
repurchased                     (30,078,430)    (429,880,151)
------------------------------------------------------------
Net (decrease)                     (440,915)    $(6,783,261)
------------------------------------------------------------

                                        Six months ended
                                        January 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         392,849       $5,557,641
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        18,107          256,426
------------------------------------------------------------
                                    410,956        5,814,067

Shares repurchased                  (46,767)        (662,958)
------------------------------------------------------------
Net increase                        364,189       $5,151,109
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         603,316       $8,601,895
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        16,752          237,979
------------------------------------------------------------
                                    620,068        8,839,874

Shares repurchased                  (74,012)      (1,064,675)
------------------------------------------------------------
Net increase                        546,056       $7,775,199
------------------------------------------------------------



Results of February 6, 1997 shareholder meeting

An annual meeting of shareholders of the fund was held on February 6, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                          Votes
                                   Votes for            withheld

Jameson Adkins Baxter             83,217,857           1,369,623
Hans H. Estin                     83,169,010           1,418,470
John A. Hill                      83,219,218           1,368,262
R.J. Jackson                      83,220,817           1,366,663
Elizabeth T. Kennan               83,202,553           1,384,927
Lawrence J. Lasser                83,191,702           1,395,778
Robert E. Patterson               83,206,016           1,381,464
Donald S. Perkins                 83,137,935           1,449,545
William F. Pounds                 83,160,220           1,427,260
George Putnam                     83,114,044           1,473,436
George Putnam, III                83,166,975           1,420,505
Eli Shapiro                       83,034,874           1,552,606
A.J.C. Smith                      83,187,812           1,399,668
W. Nicholas Thorndike             83,179,814           1,407,666

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 80,756,904 votes for, and 642,847 votes against, with 3,187,729 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification was approved as follows: 73,685,639 votes for, and 3,750,244 votes against, with 7,151,597 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows:
71,156,546 votes for, and 5,363,000 votes against, with 8,067,934 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 68,678,575 votes for, and 7,831,047 votes against, with 8,077,858 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows: 70,965,331 votes for, and 6,210,802 votes against, with 7,411,347 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows: 72,241,289 votes for, and 4,428,216 votes against, with 7,917,975 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities was approved as follows: 68,875,641 votes for, and 7,902,066 votes against, with 7,809,773 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows: 72,290,666 votes for, and 4,221,873 votes against, with 8,074,941 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows:
70,391,704 votes for, and 6,092,543 votes against, with 8,103,233 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 67,452,541 votes for, and 8,970,020 votes against, with 8,164,919 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 68,331,534 votes for, and 7,992,223 votes against, with 8,263,723 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows: 67,734,365 votes for, and 8,432,218 votes against, with 8,420,897 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows:
68,756,606 votes for, and 7,526,140 votes against, with 8,304,734 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 71,085,926 votes for, and 5,991,762 votes against, with 7,509,792 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 69,600,821 votes for, and 6,917,754 votes against, with 8,068,905 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Triet M. Nguyen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

31260-500/036/679   3/97